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DIRECTORS                                               OFFICERS
Barton M. Biggs                                         James W. Grisham
CHAIRMAN OF THE BOARD                                   VICE PRESIDENT
Chairman and Director, Morgan Stanley Asset Management  Harold J. Schaaff, Jr.
Inc. and Morgan Stanley                                 VICE PRESIDENT
Asset Management Limited; Managing                      Joseph P. Stadler
Director, Morgan Stanley & Co. Incorporated             VICE PRESIDENT
Michael F. Klein                                        Valerie Y. Lewis
DIRECTOR AND PRESIDENT                                  SECRETARY
Principal, Morgan Stanley Asset Management Inc. and     Karl O. Hartmann
Morgan Stanley & Co. Incorporated                       ASSISTANT SECRETARY
John D. Barrett II                                      Joanna M. Haigney
Chairman and Director,                                  TREASURER
Barrett Associates, Inc.                                Rene J. Feuerman
Gerard E. Jones                                         ASSISTANT TREASURER
Partner, Richards & O'Neil LLP
Andrew McNally IV
Chairman and Chief Executive Officer, Rand McNally
Samuel T. Reeves
Chairman of the Board and Chief Executive Officer,
Pinacle Trading L.L.C.
Fergus Reid
Chairman and Chief Executive Officer, LumeLite
Corporation
Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin &
Boehm, P.C.

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INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
           ---------------------------------------------------------
DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1251 Avenue of the Americas
New York, New York 10020
           ---------------------------------------------------------
CUSTODIANS
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, NY 11245

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
           ---------------------------------------------------------
LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103
           ---------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

           ---------------------------------------------------------
For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                           JAPANESE EQUITY PORTFOLIO
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1997

LETTER TO SHAREHOLDERS
-------

The investment objective of the Japanese Equity Portfolio is to seek long-term capital appreciation by investing primarily in equity securities of Japanese issuers. Equity securities include common and preferred stocks, convertible securities and rights and warrants to purchase common stocks.

For the nine month and one year periods ended September 30, 1997, the Portfolio had total returns of 13.88% and 7.02%, respectively, for the Class A shares and 13.54% and 6.51%, respectively, for the Class B shares compared to total returns of -4.88% and -15.82%, respectively, for the Morgan Stanley Capital International (MSCI) Japan Index (the "Index"). From inception on April 25, 1994 to September 30, 1997, the average annual total return for Class A shares was 1.81% compared to

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) JAPAN INDEX(1)
----------------------------------------------------

                                         TOTAL RETURNS(2)
                              ---------------------------------------
                                             ONE      AVERAGE ANNUAL
                                 YTD        YEAR      SINCE INCEPTION
                              ---------  -----------  ---------------
PORTFOLIO--CLASS A..........      13.88%       7.02%          1.81%
PORTFOLIO--CLASS B..........      13.54        6.51           6.52
INDEX--CLASS A..............      -4.88      -15.82          -5.45
INDEX--CLASS B..............      -4.88      -15.82         -11.38

1. The MSCI Japan Index is an unmanaged index of common stocks (includes dividends).
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

-5.45% for the Index. From inception on January 2, 1996 to September 30, 1997, the average annual total return of Class B shares was 6.52% compared to -11.38% for the Index.

The economic outlook for Japan dropped dramatically during the last quarter. Primarily led by declines in automobile sales, housing starts and overall retail sales, consumption spending slumped in July and August. Several Tokyo Stock Exchange first section listed companies such as Tokai Kogyo, Tada Construction, Daito and Yaohan declared bankruptcy. Moreover, the credibility of the overall balance sheet of many domestic companies deteriorated sharply during this period, causing severe concern regarding the viability of construction, insurance and some leading financial institutions. The termination of the previously announced merger between Hokkaido Bank and Hokkaido Takushoku Bank seemed to further amplify these concerns. Moreover, the turmoil in the Asian currencies and equity markets together with the volatility in the U.S. markets further caused a deterioration of investor sentiment. In fact, 2nd quarter GDP for Japan showed a 11.2% decline, the steepest since the oil crisis in the mid-seventies.

Additionally, the Bank of Japan "Tankan" report suggested an unexpected weakening regarding the outlook of the economy by Japanese corporations, reversing the strong previous reading in June. Nissan Life Insurance, which went bankrupt earlier in the year was reported to be a major seller in the Japanese market, liquidating their entire portfolio as part of the bankruptcy proceedings. Japan's Big 4 brokerage firms, all involved in inappropriate dealings with "Sokaiya", dealt a final blow of confidence for investors in Japan and as a result of all of the above the yield on long term Japanese government bonds fell below 2%, an unprecedented occurrence in any major economy over the last 50 years.

Importantly, the brighter economic conditions during the 2nd half of 1997 which was expected to materialize in Japanese equities reversed course. Therefore, the market declined sharply and potential buyers disappeared.

Although blue chip issues were also sold, companies such as TDK, Sony and Tokyo Electron performed well relative to the overall market contributing to our outperformance.

It is difficult to become optimistic on the near term outlook for the Japanese economy because of the continuing drag from non-performing loans and ill-timed changes in fiscal policy. While Japan has deregulated and reformed many industries, bureaucrats now appear frozen in their action to implement critically important changes in areas such as corporate and personnel income tax cuts as well as a more effective means of re-cycling Japan's enormous individual wealth held primarily in bank deposits. However, with ten year JGB yields approaching 1.7% considerable pessimism regarding the economy is already reflected in stock prices. Prime Minister Hashimoto has also publicly recognized the severe weakness in the economy and will likely take action with land tax reforms and pass a 2 to 3% corporate income tax cut later this year. We believe that the overall market will become less volatile as a result of the above.

International blue chips involved in promising new industries such as multimedia and digital production still offer the best value and growth relative to other sectors in the Japanese market, particularly as the yen appears to be in consolidation at Y120. The stabilization of currency markets in Asia, addressed recently by G7 in Hong Kong and the announcement of the IMF Asia Currency Fund will likely keep the volatile currency market in check.

Therefore, we believe that the two tier market will resume in the near future as investors flee to companies with good earnings prospects and global standards of transparency in management. We will also continue to overweight the international blue chips but may also consider switches from those which are beginning to show excess valuation into those issues which appear to offer better value and are laggards within the two-tier market.

John R. Alkire
PORTFOLIO MANAGER

Kunihiko Sugio
PORTFOLIO MANAGER

October 1997

INVESTMENTS (UNAUDITED)
----------
SEPTEMBER 30, 1997

                                                          VALUE
    SHARES                                                (000)
---------------                                         ---------

COMMON STOCKS (96.5%)
 APPLIANCES & HOUSEHOLD DURABLES (7.6%)
        263,000    Matsushita Electric Industries
                    Ltd.                                $   4,748
        127,400    Rinnai Corp.                             2,131
         62,000    Sony Corp.                               5,854
                                                        ---------
                                                           12,733
                                                        ---------
 AUTOMOBILES (5.9%)
        458,000    Nissan Motor Co.                         2,731
        234,000    Suzuki Motor Co., Ltd.                   2,248
        162,000    Toyota Motor Corp.                       4,964
                                                        ---------
                                                            9,943
                                                        ---------
 BUILDING MATERIALS & COMPONENTS (3.2%)
        196,000    Fujitec Co., Ltd.                        2,045
        110,000    Lintec                                   1,913
        203,000    Nippon Pillar Packing                    1,479
                                                        ---------
                                                            5,437
                                                        ---------
 BUSINESS & PUBLIC SERVICES (2.4%)
        133,000    Dai Nippon Printing Co., Ltd.            2,842
         76,000    Sangetsu Co., Ltd.                       1,227
                                                        ---------
                                                            4,069
                                                        ---------
 CHEMICALS (4.9%)
        521,000    Daicel Chemical Industries Ltd.          1,333
        489,000    Kaneka Corp.                             3,118
        723,000    Mitsubishi Chemical Corp.                1,671
         42,000    Okura Industrial Co., Ltd.                 125
        252,000    Sekisui Chemical Co.                     1,897
                                                        ---------
                                                            8,144
                                                        ---------
 CONSTRUCTION & HOUSING (3.6%)
        332,000    Obayashi Corp.                           2,004
        257,000    Sekisui House Ltd.                       2,448
        430,000    Taisei Corp., Ltd.                       1,606
                                                        ---------
                                                            6,058
                                                        ---------
 DATA PROCESSING & REPRODUCTION (8.9%)
        192,000    Canon, Inc.                              5,613
        550,000    Furukawa Electric Co.                    2,756
         84,000    Nissha Printing                            730
        390,000    Ricoh Co., Ltd.                          5,846
                                                        ---------
                                                           14,945
                                                        ---------

                                                          VALUE
    SHARES                                                (000)
---------------                                         ---------

 ELECTRICAL & ELECTRONICS (13.6%)
        522,000    Hitachi Ltd.                         $   4,539
        200,000    Kyudenko Co., Ltd.                       1,143
        170,000    Mitsumi Electric Co., Ltd.               3,590
        391,000    NEC Corp.                                4,760
         57,000    Nintendo Corp., Ltd.                     5,334
        678,000    Toshiba Corp.                            3,436
                                                        ---------
                                                           22,802
                                                        ---------
 ELECTRONIC COMPONENTS & INSTRUMENTS (11.5%)
         66,000    Kyocera Ltd.                             4,312
         90,000    Murata Manufacturing Co., Ltd.           3,891
         65,000    TDK Corp.                                5,814
         87,000    Tokyo Electron Ltd.                      5,310
                                                        ---------
                                                           19,327
                                                        ---------
 FINANCIAL SERVICES (1.3%)
        107,000    Hitachi Credit Corp.                     2,118
                                                        ---------
 HEALTH & PERSONAL CARE (5.7%)
        159,000    Sankyo Co., Ltd.                         5,504
        164,000    Yamanouchi Pharmaceutical Co.            4,047
                                                        ---------
                                                            9,551
                                                        ---------
 INDUSTRIAL COMPONENTS (0.8%)
        154,000    Nifco, Inc.                              1,083
         53,000    Shin-Etsu Polymer Co., Ltd.                214
                                                        ---------
                                                            1,297
                                                        ---------
 INSURANCE (1.1%)
        266,000    Sumitomo Marine & Fire Insurance
                    Co.                                     1,839
                                                        ---------
 MACHINERY & ENGINEERING (13.7%)
        398,000    Amada Co., Ltd.                          2,304
        175,000    Daifuku Co., Ltd.                        1,233
        272,000    Daikin Industries Ltd.                   1,714
        141,000    Fuji Machine Manufacturing Co.           5,115
        395,000    Fujitsu Ltd.                             4,940
        139,000    Kurita Water Industries                  2,774
        598,000    Mitsubishi Heavy Industries Ltd.         3,274
        397,000    Tsubakimoto Chain                        1,618
                                                        ---------
                                                           22,972
                                                        ---------
 MERCHANDISING (2.2%)
        320,000    Asahi Tec Corp.                            909
         36,020    Family Mart                              1,575
        223,000    Inabata & Co.                            1,239
                                                        ---------
                                                            3,723
                                                        ---------

                                                          VALUE
    SHARES                                                (000)
---------------                                         ---------
 METALS-NON-FERROUS (1.2%)
        279,000    Sanwa Shutter                        $   1,987
                                                        ---------
 REAL ESTATE (1.2%)
        137,000    Mitsubishi Estate Co., Ltd.              1,997
                                                        ---------
 RECREATION, OTHER CONSUMER GOODS (3.5%)
        105,000    Fuji Photo Film Ltd.                     4,331
        100,000    Yamaha Corp.                             1,557
                                                        ---------
                                                            5,888
                                                        ---------
 TELECOMMUNICATIONS (3.2%)
            590    Nippon Telegraph & Telephone Corp.       5,424
                                                        ---------
 TEXTILES & APPAREL (1.0%)
         55,000    Shimamura Co., Ltd.                      1,594
                                                        ---------
TOTAL COMMON STOCKS (Cost $165,687)                       161,848
                                                        ---------

  FACE AMOUNT
     (000)
---------------
SHORT-TERM INVESTMENT (0.8%)
 REPURCHASE AGREEMENT (0.8%)
$         1,329    Chase Securities, Inc. 5.75%,
                    dated 9/30/97, due 10/01/97, to
                    be repurchased at $1,329,
                    collateralized by U.S. Treasury
                    Bonds, 8.50%, due 2/15/20, valued
                    at $1,360 (Cost $1,329)                 1,329
                                                        ---------
FOREIGN CURRENCY (0.0%)
      JPY 1,224    Japanese Yen (Cost $10)                     10
                                                        ---------
TOTAL INVESTMENTS (97.3%) (Cost $167,026)                 163,187
                                                        ---------
OTHER ASSETS AND LIABILITIES (2.7%)
  Other Assets                                              6,341
  Liabilities                                              (1,770)
                                                        ---------
                                                            4,571
                                                        ---------
NET ASSETS (100%)                                       $ 167,758
                                                        ---------
                                                        ---------
CLASS A:
NET ASSETS                                               $165,108
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 18,292,081 outstanding $0.001 par
  value shares (authorized 500,000,000 shares)              $9.03
                                                        ---------
                                                        ---------
CLASS B:
NET ASSETS                                                 $2,650
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 295,272 outstanding $0.001 par value
  shares (authorized 500,000,000 shares)                    $8.98
                                                        ---------
                                                        ---------